Item 1: Report to Shareholders

Latin America Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Latin American stocks generated strong returns in the six months ended April 30, 2007, despite a brief but intense downdraft in late February and early March. Latin America was the best-performing emerging market region during the period, and all countries posted gains, with the exception of politically unstable Venezuela. The region continued to benefit from high commodity prices fueled by heavy Chinese demand for raw materials. The short-lived weakness in February and March was in fact sparked by a sell-off in the Shanghai stock market on fears that the Chinese central bank might take action to cool that country’s red-hot economy. Emerging markets generally, and Latin America especially, bounced back quickly as those concerns faded. In addition to strong global growth, the larger Latin American countries have benefited from an improving economic backdrop with both inflation and interest rates falling.

Your fund posted a strong gain for the six-month period, as shown in the table. Returns for the year were only a few percentage points higher, reflecting the lackluster previous six months. All sectors contributed positively to fund returns, led by our materials and consumer discretionary holdings. Information technology and utilities lagged. For the six-month period, the fund modestly trailed its Lipper peer group average and MSCI regional index. Performance relative to our MSCI index was hampered by stock selection, especially in Brazil, and our lighter exposure to the top-performing materials sector. The fund outpaced its Lipper benchmark for the year and performed in line with the MSCI Latin America Index.

HIGHLIGHTS

• Latin American stocks rallied in the six months ended April 30, aided by strong commodity prices, generally solid domestic growth, and benign inflation.

• The fund generated solid gains, led by its materials and consumer discretionary holdings, but lagged its benchmark due to our lighter exposure to materials stocks.

• We continue to find attractive opportunities, especially in domestic consumer, financial, and industrial stocks in Brazil and Mexico.

• The outlook for the region remains encouraging, with the biggest threat coming from investors looking elsewhere after a strong multiyear upswing in the region.

What Stronger Foreign Currencies Mean for International Investors and Economies

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback's weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

Dollar Fluctuations: 1999 to 2007

The value of the dollar can fluctuate widely versus other currencies. This chart shows the relationship between three major currencies and the U.S. dollar since the launch of the euro—the common currency currently used by 13 European Union members—on January 1, 1999. The dollar was strong through the first part of 2002 but has generally declined versus European currencies since that time.

U.S. Dollar
Euro
British Pound
Japanese Yen
140
120
100
80
Strong Dollar
Weak Dollar
U.S. dollar constant at 100
1/1/99
1/00
1/01
1/02
1/03
1/04
1/05
1/06
4/30/07

Note: Foreign currency movement is charted relative to a constant U.S. dollar (100).
Source: FactSet.

MARKET AND PORTFOLIO REVIEW

Markets in Brazil and Mexico dominate the region, and both posted excellent results over the past six months. Brazil’s nearly 30% rise reflected the ongoing strength in commodity prices, strong domestic growth, and benign inflation. Mexican stocks gained nearly 20%, aided by robust economic growth and healthy consumer spending. In addition, domestic pension funds are continuing to increase their weight in equities, further underpinning the market. The Mexican political picture has stabilized, as Felipe Calderon was inaugurated as president in December following a period of protest over the tight election results.

The small Peruvian market was the region’s stellar performer over the past six months, posting a nearly 60% gain. The country’s fortunes are closely tied to metals, which have continued to experience price increases. The Peruvian economy is also growing strongly—the country’s 8% GDP growth in 2006 was at its fastest rate in more than a decade. Argentina rose about 23%, but the stock market there is dominated by one stock, oil services firm Tenaris, a fund holding. Chile rebounded with a 32% gain. The country is enjoying good economic growth and interest rates have declined. (Please refer to our Portfolio of Investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

All sectors enjoyed double-digit returns. Materials was the best performer, rising about 41%, with demand from China keeping commodity prices high. Telecommunication services rose as strong economic growth continued to benefit domestic-oriented companies. Utilities and industrials and business services firms also performed well.

Just as Brazil and Mexico dominate the region, they also account for about 90% of the fund’s portfolio, and so are responsible for the bulk of the fund’s performance. Only Colombia detracted on an absolute basis, and that was marginally.

With more than half of fund assets, Brazil was the largest contributor during the six-month period. Iron mining firm Companhia Vale do Rio Doce (CVRD), which represents about 13% of the fund, was the largest contributor. CVRD’s share price surged over 60% as the company benefited from high commodity prices and the successful acquisition of Inco, the nickel producer. We added to CVRD. Petroleo Brasileiro (Petrobras), representing 12% of the fund, was the next largest contributor, aided by continued high oil prices. We should note, however, that Petrobras hindered results relative to the MSCI index as fears over increased capital spending and slowing production growth caused the stock to lag the broader Brazilian market. Financials contributed significantly, led by Banco Itau and Banco Bradesco. Tam and Gol Linhas Aereas Inteligentes detracted as strikes by air traffic controllers blighted the airlines, but we remain confident that results will improve. Cosmetics firm Natura also lost ground as the company reported declining operating income and earnings.

The Brazilian economy, while growing marginally slower than the rest of the region, continues to make progress against a backdrop of falling interest rates and an appreciating currency. Our largest overweights continue to be in airlines (TAM and Gol Linhas) and retail (Lojas Renner). We eliminated our position in Tele Norte due to weak results at the telecom firm and the lack of a hoped-for improvement in corporate governance. We also sold health insurer Medial Saude on price strength. Significant purchases included Banco Itau, which is experiencing strong loan growth. Our financials purchases this period make commercial banks a significant overweight for the fund.

In Mexico, the fund profited most from holdings positioned to benefit from the strong economy. Telecom giant America Movil, which represents nearly 12% of the fund, continued its strong run as the company continued to gain market share and improve margins. Homebuilder Urbi Desarrollos Urbanos, retailer Wal-Mart de Mexico (Walmex), and commercial bank Grupo Banorte were solid contributors.

Mexico is the fund’s largest overweight relative to our market index as we continue to find companies that are reporting strong corporate earnings based on the country’s solid economic growth. The majority of our holdings are in sectors sensitive to the positive economic environment and strong consumer. Our largest overweights are wireless telecoms (we added to America Movil during the period), household durables (primarily Urbi, although we added another homebuilder, Corporacion Geo), food and staples retailing (Walmex) and commercial banks (Banorte). We also increased our transportation infrastructure holdings, adding to Grupo Aeroportuario del Pacifico, Mexico’s largest publicly traded airport operator, which we think is well positioned for positive trends in domestic air traffic.

Argentina, which accounts for nearly 3% of fund assets, aided results, primarily through our position in Tenaris. As mentioned earlier, this maker of seamless steel tubes for the oil and gas exploration industry dominates the Argentinean market and recorded gains as it continues to benefit from strong oil prices, which are driving oil companies to increase spending on searching for new reserves. Tenaris is now our only Argentinean holding after we eliminated Ternium.

We are significantly underweight in Chile relative to the MSCI index. The economy has solid fundamentals and is growing strongly but we find valuations unattractive. Our Chilean holdings are Banco Santander, which benefits from the country’s solid economy, and department store La Polar, which benefits from the positive consumer spending environment. In Peru, we initiated a position in Southern Copper to take advantage of continued strong metals pricing. We hold one stock in Colombia, Bancolombia.

By sector, we ended the period most overweight in consumer discretionary (primarily homebuilders and department stores) and financials (commercial banks). We have moved from a slight overweight to a large underweight in consumer staples as we eliminated the beverage company Inbev after it reached our target price. We also trimmed our stake in Walmex. We increased our exposure to industrials, notably in transportation infrastructure (Grupo Aeroportuario del Pacifico) and building materials (Brazil’s Duratex). We remain significantly underweight in materials and have further lightened our utilities allocation by trimming electric utilities stocks after a good run.

OUTLOOK

Prospects for the region remain encouraging. We continue to see strong growth in company earnings, and the economic landscape for most of the region continues to improve. As we have said previously, our optimism is primarily the result of finding specific stock opportunities, mainly in Brazil and Mexico, and is concentrated in the domestic consumer sectors, financials, and industrials. Brazil remains the beneficiary of rising demand for commodities, falling interest rates, and accelerating economic growth. Mexico profits from NAFTA membership and rising hopes for structural reforms under the Calderon administration, such as the recently passed pension reform. Argentina has seen solid growth recently, but this trend remains fragile.

There are some threats to our optimistic view. The strong results of the most recent six months extend the region’s long-running rally but also raise concerns that opportunistic investors could abruptly exit the region. Politics has been a key risk in the region over the last year. With elections now behind us in Mexico and Brazil, the political risk has receded somewhat. However, in some of the smaller markets such as Venezuela and Bolivia, the political situation remains unstable as populist politicians come to the fore.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index: A market-capitalization-weighted index of stocks traded in seven Latin American markets.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/07
Companhia Vale do Rio Doce, Brazil	13.3%
Petroleo Brasileiro, Brazil	12.0
America Movil, Mexico	11.9
Banco Itau Holdings Financiera, Brazil	6.0
Banco Bradesco, Brazil	4.3
Grupo Financiero Banorte S.A.B. de C.V., Mexico	3.6
Wal-Mart de Mexico, Mexico	3.6
Urbi Desarrollos Urbanos, Mexico	3.2
Tenaris, Argentina	2.7
Grupo Televisa, Mexico	2.7
Cemex, Mexico	2.5
Lojas Renner, Brazil	2.4
Tam S.A., Brazil	2.1
Grupo Aeroportuario del Pacifico, Mexico	2.1
Banco Santander Chile, Chile	1.5
Energias Do Brasil, Brazil	1.5
Perdiago, Brazil	1.4
Weg S.A, Brazil	1.4
La Polar SA, Chile	1.2
Totvs, Brazil	1.1
Natura Cosmeticos, Brazil	1.0
Gol Linhas Aereas Intel, Brazil	1.0
Bancolombia S.A, Colombia	1.0
Suzano Papel E Celulose, Brazil	0.9
Southern Copper, Peru	0.8
Total	85.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 33.98	$ 23.21	$ 13.74	$ 10.32	$ 7.25	$ 8.21
Investment activities						
Net investment income	0.27	0.37	0.29	0.26	0.13	0.18
Net realized and unrealized gain (loss)	7.68	10.55	9.36	3.31	2.94	(0.79)
Total from investment activities	7.95	10.92	9.65	3.57	3.07	(0.61)
Distributions						
Net investment income	(0.31)	(0.20)	(0.21)	(0.16)	–	(0.29)
Net realized gain	(0.23)	(0.01)	–	–	–	(0.06)
Total distributions	(0.54)	(0.21)	(0.21)	(0.16)	–	(0.35)
Redemption fees added to paid-in capital	0.01	0.06	0.03	0.01	–	–
NET ASSET VALUE						
End of period	**$ 41.40**	**$ 33.98**	**$ 23.21**	**$ 13.74**	**$ 10.32**	**$ 7.25**

Ratios/Supplemental Data						
Total return^	**23.63%**	**47.61%**	**71.28%**	**35.07%**	**42.34%**	**(8.15)%**
Ratio of total expenses to average net assets	1.21%†	1.24%	1.29%	1.41%	1.55%	1.53%
Ratio of net investment income to average net assets	1.43%†	1.25%	1.55%	2.22%	1.55%	1.88%
Portfolio turnover rate	23.0%†	34.5%	17.8%	34.8%	27.4%	21.0%
Net assets, end of period (in millions)	$ 2,625	$ 1,885	$ 853	$ 242	$ 166	$ 127

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
ARGENTINA 2.7%		
Common Stocks 2.7%		
Tenaris, ADR (USD)	1,522,200	70,569
Total Argentina (Cost $25,258)		70,569
BRAZIL 56.4%		
Common Stocks 40.4%		
Banco do Brasil	367,500	12,589
Bematech Industria e Comercio (1)	1,589,200	12,741
Companhia Vale Do Rio Doce, ADR (1 ADR represents 1 common share) (USD) (2)	4,940,200	200,622
Companhia Vale Do Rio Doce, ADR (1 ADR represents 1 preference 'A' share) (USD) (2)	4,363,300	149,181
CPFL Energia	989,200	15,336
Dufry South America, GDR (1)	1,165,000	22,075
Energias Do Brasil	2,531,600	40,495
Eqatorial Energia, Equity Units	1,107,000	10,733
Gol Linhas Aereas Inteligentes, ADR (USD) (2)	938,500	26,766
Gol Linhas Aereas Inteligentes, Rights, 5/21/07 (USD) (1)(2)	40,751	—
GVT Holding (1)	800,200	10,122
Lojas Renner	4,407,600	62,368
Natura Cosmeticos	2,306,400	27,130
Obrascon Huarte Lain Brasil	739,000	11,366
PDG Realty (1)	2,320,700	16,105
Perdiago	2,481,532	37,324
Petroleo Brasileiro, ADR (1 ADR represents 1 preference share) (USD)	1,712,500	152,789
Petroleo Brasileiro, ADR (1 ADR represents 1 common share) (USD) (2)	1,604,000	162,373
Positivo Informatica	679,500	10,568
Profarma Distribuidora (1)	1,437,600	21,651
Rodobens Negocios Imobiliares (1)	1,000,000	9,789
Submarino	540,400	19,288
TOTVS	995,100	28,916
		1,060,327

Preferred Stocks 16.0%		
Banco Bradesco	5,307,960	113,589
Banco Itau Holdings Financiera	4,066,300	156,504
Duratex	537,400	11,905
Marcopolo	3,018,400	9,419
Suzano Papel E Celulose	2,286,900	24,188
Tam	2,144,000	54,893
Usinas Siderurgicas De Minas Gerais	274,200	13,023
Weg	4,431,200	36,639
		420,160
Total Brazil (Cost $850,383)		1,480,487
CHILE 2.7%		
Common Stocks 2.7%		
Banco Santander Chile, ADR (USD)	822,800	40,646
La Polar	5,433,191	30,549
Total Chile (Cost $55,892)		71,195
COLOMBIA 1.0%		
Common Stocks 1.0%		
Bancolombia, ADR (USD)	945,500	26,531
Total Colombia (Cost $26,135)		26,531
MEXICO 33.1%		
Common Stocks 33.1%		
America Movil, ADR, Series L (USD)	5,943,500	312,212
Banco Compartamos (1)	1,500,000	7,601
Cemex, ADR (USD) (2)	2,029,432	65,957
Controladora Comercial Mexicana, Equity Units (2)	7,645,000	19,757
Corporacion Geo S.A.B. de C.V., Series B (1)	3,829,700	21,052
Grupo Aeroportuario, ADR (USD) (2)	423,300	20,403
Grupo Aeroportuario Del Pacifico, ADR (USD)	1,212,100	54,811

Grupo Financiero Banorte S.A.B. de C.V.	21,920,000	95,466
Grupo Televisa, ADR (USD) (2)	2,498,800	70,091
Organizacion Soriana S.A.B. de C.V. (2)	6,675,000	21,524
Urbi Desarrollos Urbanos (1)(2)	20,260,000	84,790
Wal-Mart de Mexico, Series V	23,965,000	94,224
Total Mexico (Cost $476,079)		867,888

PERU 0.8%

Common Stocks 0.8%

Southern Copper (USD) (2)	277,500	22,283
Total Peru (Cost $16,540)		22,283

SHORT-TERM INVESTMENTS 2.6%

Money Market Funds 2.6%

T. Rowe Price Reserve Investment Fund, 5.36% (3)(4)	69,189,804	69,190
Total Short-Term Investments (Cost $69,190)		69,190

SECURITIES LENDING COLLATERAL 7.9%

Money Market Pooled Account 7.9%

Investment in money market pooled account managed by JPMorgan Chase Bank, London, 5.312% (3)	206,841,995	206,842
Total Securities Lending Collateral (Cost $206,842)		206,842

Total Investments in Securities		
107.2% of Net Assets (Cost $1,726,319)		**$ 2,814,985**

† Denominated in the currency of the country of incorporation unless otherwise noted

(1) Non-income producing

(2) All or a portion of this security is on loan at April 30, 2007 – See Note 2

(3) Seven-day yield

(4) Affiliated Company – See Note 5

ADR American Depository Receipts

GDR Global Depository Receipts

USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,657,129)	$ 2,745,795
Affiliated companies (cost $69,190)	69,190
Total investments in securities	2,814,985
Receivable for investment securities sold	16,801
Dividends and interest receivable	9,764
Receivable for shares sold	7,857
Foreign currency (cost $4,370)	4,459
Cash	2,546
Other assets	22,250
Total assets	2,878,662
Liabilities	
Obligation to return securities lending collateral	206,842
Payable for investment securities purchased	17,413
Payable for shares redeemed	4,023
Investment management fees payable	2,246
Due to affiliates	133
Other liabilities	22,516
Total liabilities	253,173
NET ASSETS	$ 2,625,489
Net Assets Consist of:	
Undistributed net investment income	$ 12,891
Undistributed net realized gain	50,352
Net unrealized gain	1,088,812
Paid-in capital applicable to 63,415,865 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,473,434
NET ASSETS	$ 2,625,489
NET ASSET VALUE PER SHARE	$ 41.40

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 4/30/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $3,487)	$ 29,682
Securities lending	297
Interest	45
Total income	30,024
Expenses	
Investment management	11,925
Shareholder servicing	1,073
Custody and accounting	332
Prospectus and shareholder reports	105
Registration	45
Legal and audit	16
Directors	7
Miscellaneous	356
Total expenses	13,859
Expenses paid indirectly	(2)
Net expenses	13,857
Net investment income	16,167
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	50,150
Foreign currency transactions	236
Net realized gain	50,386
Change in net unrealized gain (loss)	
Securities	394,909
Other assets and liabilities denominated in foreign currencies	112
Change in net unrealized gain	395,021
Net realized and unrealized gain	445,407
INCREASE IN NET ASSETS FROM OPERATIONS	$ 461,574

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 97% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $247,269,000; aggregate collateral consisted of $206,842,000 in the money market pooled account and U.S. government securities valued at $47,325,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $509,866,000 and $256,072,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $1,726,319,000. Net unrealized gain aggregated $1,088,812,000 at period-end, of which $1,088,812,000 related to appreciated investments and $0 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2007, the fund had no taxes payable, tax refunds receivable, deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $43,000 for Price Associates, $665,000 for T. Rowe Price Services, Inc., and $38,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. At April 30, 2007 and during the six months then ended, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $1,210,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $69,190,000 and $45,708,000, respectively.

NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2007, the fund had outstanding borrowings on 11 days, in the average amount of $8,309,000, and at an average annual rate of 5.477%. There were no borrowings outstanding at April 30, 2007.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but at the median for other groups of comparable funds. The information also showed that the fund’s expense ratio was at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007